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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.   20549

                             --------------------
                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                  OF A TRUSTEE PURSUANT TO SECTION 305 (b)(2)

                             --------------------
                             BANKERS TRUST COMPANY
              (Exact name of trustee as specified in its charter)


NEW YORK                                            13-4941247
(Jurisdiction of incorporation                   (I.R.S. Employer
if not a U.S. national bank)                     identification no.)

FOUR ALBANY STREET
NEW YORK, NEW YORK                                      10006
(Address of principal                                 (Zip Code)
executive offices)

                             --------------------

                        COEUR D'ALENE MINES CORPORATION
              (Exact name of obligor as specified in the charter)



         IDAHO                                        82-0109423
(State or other jurisdiction                      (I.R.S. employer
of incorporation or organization)                 identification no.)

400 COEUR D'ALENE MINES BUILDING
505 FRONT AVENUE                                         83814
(Address of principal                                 (Zip Code)
executive offices)


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              6 3/8% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2004
                      (Title of the indenture securities)

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ITEM  1.         GENERAL INFORMATION.
                          Furnish the following information as to the trustee.

                          (a) Name and address of each examining or supervising authority to which it is subject.

                          NAME                                           ADDRESS
                          ----                                           -------

                          Federal Reserve Bank (2nd District)          New York, N.Y.
                          Federal Deposit Insurance Corporation        Washington,D.C.
                          New York State Banking Department            Albany, N.Y.

                          (b)     Whether it is authorized to exercise
                                  corporate trust powers.

                                           Yes.

ITEM  2.         AFFILIATIONS WITH OBLIGOR.

                          If the obligor is an affiliate of the Trustee, describe each such affiliation.

                          None.

ITEMS  3. - 15.

                          Not Applicable.

ITEM 16.         LIST OF EXHIBITS.

                 EXHIBIT 1 -      Restated Organization Certificate of Bankers
                                  Trust Company dated August 7, 1990 and
                                  Certificate of Amendment of the Organization
                                  Certificate of Bankers Trust Company dated
                                  June 23, 1992 - Incorporated herein by
                                  reference to Exhibit 1 filed with Form T-1
                                  Statement, Registration No. 33- 48267.

                 EXHIBIT 2 -      Certificate of Authority to commence business
                                  - Incorporated herein by reference to Exhibit
                                  2 filed with Form T-1 Statement, Registration
                                  No. 33-21047.

                 EXHIBIT 3 -      Authorization of the Trustee to exercise
                                  corporate trust powers - Incorporated herein
                                  by reference to Exhibit 2 filed with Form T-1
                                  Statement, Registration No. 33-21047.
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                 EXHIBIT 4 -      Existing By-Laws of Bankers Trust Company,
                                  dated September 21, 1993 - Incorporated
                                  herein by reference to Exhibit 4 with Form
                                  T-1 Statement, Registration No. 33-52359.

                 EXHIBIT 5 -      Not applicable.

                 EXHIBIT 6 -      Consent of Bankers Trust Company required by
                                  Section 321(b) of the Act. - Incorporated herein by reference to Exhibit 6 filed with Form T-1 Statement, Registration No.
                                  22-18864.

                 EXHIBIT 7 -      A copy of the latest report of condition of
                                  Bankers Trust Company dated as of December
                                  31, 1993 - Incorporated herein by reference to Exhibit 7 filed with Form T-1 Statement,
                                  Registration No. 33- 76710.

                 EXHIBIT 8 -      Not Applicable

                 EXHIBIT 9 -      Not Applicable
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                                   SIGNATURE


         Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 8th day of April, 1994.



                                              BANKERS TRUST COMPANY



                                              By: /S/ JENNA ROSSHEIM
                                                 ---------------------
                                                 Jenna Rossheim
                                                 Assistant Vice President